                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 31, 2006

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-51630              16-1537048
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  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
        of incorporation)                                    Identification No.)

   UNION DRILLING, INC.
   4055 INTERNATIONAL PLAZA, SUITE 610
   FORT WORTH, TEXAS                                           76109
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   (817) 735-8793
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                        SOUTH PITTSBURGH TECHNOLOGY PARK
                              3117 WASHINGTON PIKE
                         BRIDGEVILLE, PENNSYLVANIA 15017
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 31, 2006, William R. Ziegler resigned from the Company's Board of Directors on which he served as the Vice-Chairman of the Board
(non-executive). Mr. Ziegler served as a member of the Company's Corporate
Governance and Nominating Committee. Effective immediately, Mr. Thomas M.
Mercer, Jr. will replace Mr. Ziegler on the Corporate Governance and Nominating
Committee.

Effective April 3, 2006, the Board has appointed Theodore James "T.J." Glauthier to replace Mr. Ziegler on the Board of Directors. Mr. Glauthier is the Chief
Executive of TJG Energy Associates, LLC, a consulting and executive advisory services company focused on serving clients in the energy sector. Prior to founding TJG Energy Associates, Mr. Glauthier was President and CEO of the
Electricity Innovation Institute (an affiliate of the Electric Power Research
Institute) from 2001 to 2004, Deputy Secretary and Chief Operating Officer of
the U.S. Department of Energy from 1999 to 2001, and Associate Director for
Natural Resources, Energy and Science of the Office of Management and Budget in
the White House from 1993 to 1998.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On April 6, 2006, Union Drilling, Inc. issued a press release announcing the resignation of William R. Ziegler from the Board of Directors of the Company and the appointment of Theodore James "T.J." Glauthier to the Board of Directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
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99.1              Press release, dated April 6 2006, announcing the resignation of William R. Ziegler from the Board of Directors of the
                  Company and the appointment of Theodore James "T.J." Glauthier to the Board of Directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              UNION DRILLING, INC.

Date: April 6, 2006               By:    /s/ Christopher D. Strong
                                         --------------------------------------
                                         Christopher D. Strong
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release, dated April 6 2006, announcing the resignation of William R. Ziegler from the Board of Directors of the
                  Company and the appointment of Theodore James "T.J." Glauthier to the Board of Directors.